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                                                                    EXHIBIT 10.8

                           FIRST MODIFICATION OF LEASE
                           ---------------------------

     This First Modification of Lease ("First Modification") is made and entered into as of this 31/st/ day of October, 2003 by and between BRC Properties Inc., an Ohio corporation ("Landlord") and Dominion Homes, Inc., an Ohio corporation ("Tenant").

     WHEREAS, Landlord and Tenant entered into a certain lease dated July 21, 2003 (the "Lease") for the Leased Premises described therein;

     WHEREAS, Landlord and Tenant desire to modify and amend certain provisions of the Lease.

     NOW THEREFORE, Landlord and Tenant agree to modify the Lease as follows:

     1. Exhibit A attached hereto shall be deemed the Exhibit A referred to in the Lease.

     2. The address for the Leased Premises referred to in paragraph 1 of the Lease as 4800 Tuttle Crossing Blvd., Columbus, Ohio is modified to read 5000 Tuttle Crossing Blvd., Columbus, Ohio

     3.   Paragraph 2 of the Lease is modified to read as follows:

          2.  TERM

          The term of this Lease shall be for a period commencing on November 1, 2003 (the "Commencement Date"), and expiring on October 31, 2018 (the "Primary Term"). The Fixed Rent provided for below shall be prorated for any partial month.

     4. All other terms and conditions of the Lease which are not expressly modified or amended herein shall remain in full force and effect.

     In witness whereof, the parties have executed the First Modification as of the day and year first above written.

                                        LANDLORD

                                             BRC Properties Inc.,
                                             an Ohio corporation


                                             By:  /s/ Terry E. George
                                                 -------------------------------
                                                  Terry E. George
                                                  Vice President


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                                        TENANT

                                             Dominion Homes, Inc.,
                                             an Ohio corporation


                                             By:  /s/ Peter J. O'Hanlon
                                                 -------------------------------
                                             Name:  Peter J. O'Hanlon
                                             Title: Senior Vice President


State of OHIO
County of FRANKLIN

     The foregoing instrument was acknowledged before me this 30/th/ day of October. 2003, by Terry George Vice President, Secretary/Treasurer of BRC Properties Inc., an Ohio corporation, on behalf of the corporation.


                                                  /s/ Mary A. Rossi
                                                  ------------------------------
                                                  Signature of Notary

                                                  November 5, 2007
                                                  ------------------------------
                                                  Commission Expiration Date


State of Ohio
County of Franklin

     The foregoing instrument was acknowledged before me this 30/th/ day of October. 2003, by Peter J. O'Hanlon, Senior Vice President of Dominion Homes, Inc., an Ohio corporation, on behalf of the corporation.


                                                  /s/ Mary A. Rossi
                                                  ------------------------------
                                                  Signature of Notary

                                                  November 5, 2007
                                                  ------------------------------
                                                  Commission Expiration Date


This Instrument Prepared By:

John B. Rohyans
Porter, Wright, Morris & Arthur
41 S. High Street Columbus, Ohio 43215

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